NUVEEN EXCHANGE TRADED FUNDS
AUGUST 31, 1997

DEPENDABLE, TAX-FREE INCOME
TO HELP YOU KEEP MORE OF WHAT YOU EARN.

NPC
NCL
NCU
California

Photo of family at poolside.

Build Your Wealth Automatically
Nuveen offers a number of convenient ways to add to your portfolio and earn the tax-free income you need to achieve your financial goals.

Nuveen exchange-traded funds dividend reinvestment plan
Your Nuveen exchange-traded fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional fund shares. If you do not elect to reinvest distributions, all distributions are paid by check, or can be deposited directly into your bank or brokerage account.

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of tax-free compounding. You'll also benefit from dollar-cost averaging, a technique of investing at regular intervals, which allows you to build a high-quality, tax-free portfolio conveniently and cost effectively over time.


Easy and convenient
To make recordkeeping easy and convenient, each month you'll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own. Income or capital gains taxes may be payable on dividends or distributions that are reinvested.


How shares are purchased
The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date; no interest will be paid on dividends and distributions awaiting reinvestment. Because the market price of shares may increase

(continued on inside back cover)

Contents
 2   DEAR SHAREHOLDER

 4   ANSWERING YOUR QUESTIONS

 6   NPC PERFORMANCE OVERVIEW

 7   NCL PERFORMANCE OVERVIEW

 8   NCU PERFORMANCE OVERVIEW

 9   INDEPENDENT AUDITOR'S REPORT

10   PORTFOLIO OF INVESTMENTS

21   STATEMENT OF NET ASSETS

22   STATEMENT OF OPERATIONS

23   STATEMENT OF CHANGES IN NET ASSETS

24   NOTES TO FINANCIAL STATEMENTS

29   FINANCIAL HIGHLIGHTS

32   FUND INFORMATION

Ghosted Photo of family at poolside.

Dear Shareholder

Photo of: Timothy R. Schwertfeger
Timothy R. Schwertfeger
Chairman of the Board

Wealth takes a lifetime to build. Once achieved, it should be preserved.

It's a pleasure to report to you on the performance of the Nuveen California exchange-traded funds. For the fiscal year ended August 31, 1997, the value of the funds covered in this report rose between 11.82% and 13.20% with tax-free income dividends reinvested. Over this 12-month period, the total return performance for these funds outpaced the 9.25% increase (with income reinvested) produced by the Lehman Brothers Municipal Bond Index, which represents the municipal bond market on an unmanaged basis. Each fund's individual performance is detailed on pages 6-8.

In addition to solid returns, shareholders continued to enjoy very attractive current yields generated by portfolios of quality bonds, which provide excellent income for investors. As of August 31, 1997, shareholders were receiving annual tax-free yields on net asset value that ranged from 5.51% to 5.62%. To match these yields, investors in the combined 37.5% federal and California income tax bracket would have had to earn at least 8.82% on taxable alternatives of comparable quality.

These results were produced in an environment of continued economic expansion and the lowest unemployment rates in more than two decades, a combination that in the past has predictably been accompanied by an increase in inflation. Current conditions, however, give every indication that inflation is well under control. After tightening short-term interest rates by 0.25% in March, the Federal Reserve demonstrated its confidence in the path the economy is taking by maintaining the status quo at subsequent meetings over the past six months. In the first half of the year, investors and the markets focused their attention on fiscal issues such as the federal budget accord and tax relief measures, including a reduction in the capital gains tax. As the economy continued to show evidence of moderation, corporate earnings reports maintained their strength, and interest rates fell over the past two quarters. All of this is positive news. The net effect is that, although we have experienced some volatility, the markets have performed very well this year.

"In addition to solid returns, shareholders continued to enjoy very attractive current yields generated by portfolios of quality bonds."

Recently, the need for diversification and a renewed emphasis on asset allocation--as well as attractive tax-free yields--have sparked increased interest in municipal bonds. The current level of the stock market reminds investors to re-allocate profits to other segments of the market in order to limit risk. Nuveen exchange-traded funds provide an excellent alternative, and their current yields make them very attractive.

On behalf of everyone at Nuveen, I thank you for your confidence in us and our family of investments. We will continue to strive to provide you with high-quality investments that withstand the test of time. We look forward to reporting to you again in six months.

Sincerely,





TIMOTHY R. SCHWERTFEGER
Chairman of the Board

October 15, 1997

Answering Your Questions


Photo of: Tom Spalding

Tom Spalding, Senior Investment Officer, talks about the municipal bond market and offers insights into factors that affected fund performance over the past year.

What factors influenced the performance of these funds over the past year?
Over the past 12 months, the municipal bond market has been characterized by low volatility, falling interest rates, and stable trading ranges. The performance of the Nuveen California funds continues to be influenced by their longer call protection, duration and lower coupons, all of which are typical of the market at the time of their inception in late 1992 and 1993. Another factor affecting performance over the past year has been the low supply of new issues, which has limited the selections available to our portfolio managers.

What strategic moves did you make to enhance portfolio value? Over the past year, our focus was on quality, maturity, and call protection:

o With the yield difference between high and low quality bonds compressed to a few basis points, we made the move to bonds with higher quality ratings. This resulted in a very small sacrifice in yield, which was more than offset by the virtual elimination of credit risk.

o We also took advantage of the price advantage offered by bonds with shorter maturities by buying these bonds at competitive prices and selling them as the market realized their inherent value. We then used the proceeds to buy additional 30-year bonds.

o In addition, we found opportunities to purchase bonds that offered extended call protection at prices similar to those of bonds with shorter calls. As interest rates moved down, the bonds with longer call protection appreciated more than those with shorter calls, enhancing the value of our portfolios.

Where are you finding value in the current municipal bond market?
In our view, two areas of the municipal market currently offer opportunities to add value to our portfolios: utilities and land-based financing. Changes and consolidation in the utilities sector are creating opportunities for the research-intensive bond buying at which Nuveen excels. We are currently focusing on bonds issued by utility companies that we believe are strong enough to weather the storm caused by California's deregulation of the industry. In land-based financing, which provides funding for projects where future improvements are, in many cases, expected to significantly increase the value of the underlying property, we are taking advantage of the fact that this sector is often overlooked by the market. While the bonds issued by these projects are not highly rated, the lack of investors in this sector enables us to seek out those that offer the best quality and value.

What is your outlook for the California municipal market?
The California economy has improved dramatically over the past year, brightening the outlook for many sectors of the municipal market. However, we expect to see the California market continue to take twists and turns in reaction to legislative, regulatory, and taxation issues. Our strategy will remain focused on a disciplined value approach to buying and selling bonds in order to boost net asset values and create value for shareholders of the California Premium Income funds. This includes taking advantage of tight credit spreads and investing in sectors that have temporarily fallen out of favor. The current turmoil in the utilities and hospital sectors due to consolidation and deregulation should continue to present opportunities to find issues that are underrated or undervalued by the market. Overall, we expect that the California market will continue to be characterized by low supply, partly due to the reduced needs of the utilities sector in the aftermath of deregulation.

Nuveen Insured California Premium Income Municipal Fund, Inc.
August 31, 1997 Annual Report

Insured California
Premium Income (NPC)

Performance Overview

Fund Highlights
------------------------------------------------------
Inception Date                                   11/92
------------------------------------------------------
Share Price                                     14 1/2
------------------------------------------------------
Net Asset Value                                 $15.39
------------------------------------------------------
Current Yield on NAV                             5.59%
------------------------------------------------------
Taxable Equivalent Yield (Federal Only)(1)       8.10%
------------------------------------------------------
Taxable Equivalent Yield (Federal and State)(1)  8.94%
------------------------------------------------------

Annualized Total Return (at NAV)
-----------------------------------------------------

1-Year                                         12.30%
-----------------------------------------------------
3-Year                                          9.88%
-----------------------------------------------------
Since Inception                                 7.63%
-----------------------------------------------------

Taxable Equivalent Total Return(2)
-----------------------------------------------------

1-Year                                         15.75%
-----------------------------------------------------
3-Year                                         13.39%
-----------------------------------------------------
Since Inception                                11.03%
-----------------------------------------------------
1 Taxable equivalent rate represents the yield on a taxable investment necessary to equal the after-tax yield of the Nuveen fund. The federal only rate is based on the current yield and a federal tax rate of 31%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state taxes. It is based on a combined federal and state tax rate of 37.5%.

2 Taxable equivalent total return is based on the one-year annualized total return and a combined federal and state income tax rate of 37.5%. It represents the return on a taxable investment necessary to equal the return of the Nuveen fund on an after-tax basis.

Pie Charts:

Credit Quality

AAA  94%
A  6%



Diversification

General Obligation  5%
Escrowed Bonds  32%
Transportation  4%
Water & Sewer  20%
Housing  7%
Health Care  3%
Pollution Control  6%
Other 18%
Utilities 5%



Dividend History

Sept 1996                              0.0675
Oct. 1996                              0.0675
Nov. 1996                              0.0675
Dec. 1996                              0.0675
Jan. 1997                              0.0675
Feb. 1997                              0.0675
Mar. 1997                              0.0675
Apr. 1997                              0.0675
May 1997                               0.0675
June 1997                              0.0675
July 1997                              0.0675
Aug. 1997                              0.0675

Nuveen Insured California Premium Income Municipal Fund 2, Inc.
August 31, 1997 Annual Report

Insured California
Premium Income 2 (NCL)

Performance Overview

Fund Highlights
------------------------------------------------------

Inception Date                                    3/93
------------------------------------------------------
Share Price                                     13 1/2
------------------------------------------------------
Net Asset Value                                 $14.06
------------------------------------------------------
Current Yield on NAV                             5.51%
------------------------------------------------------
Taxable Equivalent Yield (Federal Only)(1)       7.99%
------------------------------------------------------
Taxable Equivalent Yield (Federal and State)(1)  8.82%
------------------------------------------------------

Annualized Total Return (at NAV)
------------------------------------------------------

1-Year                                          11.82%
------------------------------------------------------
3-Year                                           9.42%
------------------------------------------------------
Since Inception                                  5.70%
------------------------------------------------------

Taxable Equivalent Total Return(2)
------------------------------------------------------

1-Year                                          15.27%
------------------------------------------------------
3-Year                                          13.02%
------------------------------------------------------
Since Inception                                  9.11%
------------------------------------------------------
1 Taxable equivalent rate represents the yield on a taxable investment necessary to equal the after-tax yield of the Nuveen fund. The federal only rate is based on the current yield and a federal tax rate of 31%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state taxes. It is based on a combined federal and state tax rate of 37.5%.

2 Taxable equivalent total return is based on the one-year annualized total return and a combined federal and state income tax rate of 37.5%. It represents the return on a taxable investment necessary to equal the return of the Nuveen fund on an after-tax basis.

Pie Charts:

Credit Quality

AAA - 100%



Diversification

General Obligation  11%
Escrowed Bonds  12%
Housing 6%
Transportation  5%
Education  13%
Water & Sewer  13%
Lease Rental  13%
Health Care  4%
Utilities 6%
Other 17%



Dividend History

Sept 1996                               0.062
Oct. 1996                               0.062
Nov. 1996                               0.062
Dec. 1996                               0.062
Jan. 1997                               0.062
Feb. 1997                               0.062
Mar. 1997                               0.062
Apr. 1997                               0.062
May 1997                                0.062
June 1997                               0.062
July 1997                               0.062
Aug. 1997                               0.062

Nuveen California Premium Income Municipal Fund
August 31, 1997 Annual Report

California Premium Income (NCU)

Performance Overview

Fund Highlights
------------------------------------------------------

Inception Date                                    6/93
------------------------------------------------------
Share Price                                     13 1/8
------------------------------------------------------
Net Asset Value                                 $13.60
------------------------------------------------------
Current Yield on NAV                             5.62%
------------------------------------------------------
Taxable Equivalent Yield (Federal Only)(1)       8.14%
------------------------------------------------------
Taxable Equivalent Yield (Federal and State)(1)  8.99%
------------------------------------------------------

Annualized Total Return (at NAV)
------------------------------------------------------

1-Year                                          13.20%
------------------------------------------------------
3-Year                                          10.60%
------------------------------------------------------
Since Inception                                  5.12%
------------------------------------------------------

Taxable Equivalent Total Return(2)
------------------------------------------------------

1-Year                                          16.78%
------------------------------------------------------
3-Year                                          14.33%
------------------------------------------------------
Since Inception                                  8.63%
------------------------------------------------------
1 Taxable equivalent rate represents the yield on a taxable investment necessary to equal the after-tax yield of the Nuveen fund. The federal only rate is based on the current yield and a federal tax rate of 31%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state taxes. It is based on a combined federal and state tax rate of 37.5%.

2 Taxable equivalent total return is based on the one-year annualized total return and a combined federal and state income tax rate of 37.5%. It represents the return on a taxable investment necessary to equal the return of the Nuveen fund on an after-tax basis.

Pie Charts:

Credit Quality

AAA  64%
AA  9%
A  18%
BBB/NR  9%



Diversification

General Obligation  10%
Escrowed Bonds  7%
Transportation  4%
Housing  22%
Education  10%
Health Care  10%
Water & Sewer  14%
Other 10%
Utilities 13%


Dividend History

Sept 1996                              0.0615
Oct. 1996                              0.0615
Nov. 1996                              0.0615
Dec. 1996                              0.0615
Jan. 1997                              0.0615
Feb. 1997                              0.0615
Mar. 1997                              0.0615
Apr. 1997                              0.0615
May 1997                               0.0615
June 1997                              0.0615
July 1997                              0.0615
Aug. 1997                              0.0615

Independent Auditor's Report

THE BOARDS OF DIRECTORS, TRUSTEES AND SHAREHOLDERS
NUVEEN INSURED CALIFORNIA PREMIUM INCOME MUNICIPAL FUND, INC.
NUVEEN INSURED CALIFORNIA PREMIUM INCOME MUNICIPAL FUND 2, INC.
NUVEEN CALIFORNIA PREMIUM INCOME MUNICIPAL FUND

We have audited the accompanying statements of net assets, including the portfolios of investments, of Nuveen Insured California Premium Income Municipal Fund, Inc., Nuveen Insured California Premium Income Municipal Fund 2, Inc. and Nuveen California Premium Income Municipal Fund as of August 31, 1997, and the related statements of operations, changes in net assets and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of August 31, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Nuveen Insured California Premium Income Municipal Fund, Inc., Nuveen Insured California Premium Income Municipal Fund 2, Inc. and Nuveen California Premium Income Municipal Fund at August 31, 1997, and the results of their operations, changes in their net assets and financial highlights for the periods indicated therein in conformity with generally accepted accounting principles.


Ernst & Young LLP
Chicago, Illinois
October 16, 1997

Portfolio of Investments
Nuveen Insured California Premium
Income Municipal Fund, Inc. (NPC)
  Principal                                                                                           Optional Call          Market
     Amount  Description                                                                              Provisions*   Ratings** Value
----------------------------------------------------------------------------------------------------------------------------------
             EDUCATIONAL FACILITIES - 1.7%

$ 2,670,000  The Regents of the University of California, Refunding Revenue Bonds (Multiple Purpose   9/03 at 102   Aaa  $2,388,529
                Projects), Series B, 4.750%, 9/01/21


----------------------------------------------------------------------------------------------------------------------------------
             ESCROWED BONDS - 31.1%

  6,000,000  Huntington Park Redevelopment Agency, Single Family Residential Mortgage Revenue        No Opt. Call   Aaa   8,038,980
                Refunding Bonds, 1986 Series A, 8.000%, 12/01/19

  4,000,000  The City of Los Angeles, California, Wastewater System Revenue Bonds, Series 1991-A,     2/99 at 102   Aaa   4,252,600
                7.100%, 2/01/21 (Pre-refunded to 2/01/99)

  3,750,000  City of Los Angeles, California, Wastewater System Revenue Bonds, Series 1991-D,        12/00 at 102   Aaa   4,113,975
                6.700%, 12/01/21 (Pre-refunded to 12/01/00)

  4,015,000  Los Angeles County Transportation Commission (California), Sales Tax Revenue Bonds,      7/01 at 102   Aaa   4,450,989
                Series 1991-A, 6.750%, 7/01/18 (Pre-refunded to 7/01/01)

  5,135,000  Community Redevelopment Agency of the City of Palmdale, Restructured Single Family      No Opt. Call   Aaa   6,731,882
                Mortgage Revenue Bonds, Series 1986A (Escrowed to Maturity), 8.000%, 3/01/16
                (Alternative Minimum Tax)

  4,450,000  County of Riverside Asset Leasing Corporation, Leasehold Revenue Bonds, 1989 Series A    6/99 at 102   Aaa   4,776,853
                (County of Riverside Hospital Project), 7.200%, 6/01/10 (Pre-refunded to 6/01/99)

  6,220,000  County of Riverside, California, Single Family Mortgage Revenue Bonds (GNMA             No Opt. Call   Aaa   9,096,874
                Mortgage-Backed Securities Program), Issue A of 1987, 9.000%, 5/01/21 (Alternative
                Minimum Tax)

  1,000,000  City and County of San Francisco, General Purpose Sewer Revenue Bonds, Series 1991,     10/99 at 102   Aaa   1,068,930
                6.500%, 10/01/21 (Pre-refunded to 10/01/99)

  1,485,000  City of San Jose, California, Single Family Mortgage Revenue Bonds, 1985 Series A,      No Opt. Call   Aaa   2,088,415
                9.500%, 10/01/13

-----------------------------------------------------------------------------------------------------------------------------------
             GENERAL OBLIGATION BONDS - 4.8%

  3,000,000  State of California, Various Purpose General Obligation Bonds, 6.500%, 9/01/06          No Opt. Call   Aaa   3,425,910

  3,000,000  Pomona Unified School District, General Obligation Refunding Bonds, Series 1997-A,       8/11 at 103   Aaa   3,449,670
                6.500%, 8/01/19

-----------------------------------------------------------------------------------------------------------------------------------
             HEALTH CARE FACILITIES - 2.9%

  4,000,000  California Statewide Communities Development Authority, Sutter Health Obligated Group,   8/02 at 102   Aaa   4,159,240
                Certificates of Participation, 6.125%, 8/15/22

-----------------------------------------------------------------------------------------------------------------------------------
             HOUSING FACILITIES - 7.1%

  2,300,000  California Housing Finance Agency, Single Family Mortgage Bonds II, 1997 Series A,       2/07 at 102   Aaa   2,353,337
                6.000%, 8/01/20 (Alternative Minimum Tax)

  3,650,000  California Housing Finance Agency, Multi-Unit Rental Housing Revenue Bonds, 1992         2/03 at 102    A1   3,787,021
                Series A, 6.625%, 2/01/24 (Alternative Minimum Tax)

  4,000,000  The City of Los Angeles (California), Tax-Exempt Mortgage Revenue Refunding Bonds,       7/02 at 102   Aaa   4,119,400
                Series 1993A (FHA Insured Mortgage Loans - Section 8 Assisted Projects),
                6.300%, 1/01/25

  Principal                                                                                           Optional Call          Market
     Amount  Description                                                                              Provisions*   Ratings** Value
----------------------------------------------------------------------------------------------------------------------------------
             LEASE RENTAL - 1.5%

$ 2,135,000  City of San Buenaventura, California, 1993 Refunding, Certificates of                    1/03 at 100   Aaa  $2,124,773
                Participation (Capital Improvements Project), 5.500%, 1/01/17


-----------------------------------------------------------------------------------------------------------------------------------
             OTHER REVENUE - 14.7%

  4,000,000  Los Angeles County, Metropolitan Transportation Authority (California), Proposition A,   7/03 at 100   Aaa   3,750,960
                Sales Tax Revenue Refunding Bonds, Series 1993-A, 5.000%, 7/01/21

  5,000,000  Los Angeles County, Metropolitan Transit Authority, Proposition C, Sales Tax Revenue     7/03 at 102   Aaa   4,626,500
                Second Senior Bonds, Series 1993-B, 4.750%, 7/01/13

  4,000,000  Norco Redevelopment Agency, Norco Redevelopment Project Area No. One, 1992               3/02 at 102   Aaa   4,265,200
                Refunding Tax Allocation Bonds, 6.250%, 3/01/19

  9,500,000  Redevelopment Agency of the City of San Jose, Merged Area Redevelopment Project,         2/04 at 102   Aaa   8,443,885
                Tax Allocation Bonds, Series 1993, 4.750%, 8/01/24


-----------------------------------------------------------------------------------------------------------------------------------
             POLLUTION CONTROL FACILITIES - 6.0%

  4,000,000  California Pollution Control Financing Authority, Pollution Control Revenue Bonds       12/02 at 102   Aaa   4,269,400
                (Southern California Edison Company), 1992 Series B, 6.400%, 12/01/24 (Alternative
                Minimum Tax)

  4,000,000  City of Chula Vista, Industrial Development Revenue Bonds (San Diego Gas and Electric   12/02 at 102    A1   4,285,640
                Company), 1992 Series A, 6.400%, 12/01/27 (Alternative Minimum Tax)


-----------------------------------------------------------------------------------------------------------------------------------
             TRANSPORTATION - 3.6%

  4,000,000  Airports Commission, City and County of San Francisco, California, San Francisco         5/03 at 102   Aaa   4,178,040
                International Airport, Second Series Refunding Revenue Bonds, Issue 3 Bonds,
                6.200%, 5/01/20 (Alternative Minimum Tax)

  1,000,000  Airports Commission of the City and County of San Francisco, California, San Francisco   5/04 at 101   Aaa   1,042,930
                International Airport, Second Series Revenue Bonds, Issue 8B, 6.000%, 5/01/15


-----------------------------------------------------------------------------------------------------------------------------------
             UTILITIES - 4.5%

  2,000,000  Sacramento Municipal Utility District (California), Electric Revenue Refunding Bonds,    8/02 at 100   Aaa   2,050,140
                1992 Series A, 5.750%, 8/15/13

  5,000,000  Sacramento Municipal Utility District (California), Electric Revenue Refunding Bonds,    9/03 at 100   Aaa   4,472,900
                1993 Series G, 4.750%, 9/01/21


-----------------------------------------------------------------------------------------------------------------------------------
             WATER/SEWER FACILITIES - 19.7%

  2,000,000  Cucamonga County Water District (San Bernardino County, California), Certificates of     9/01 at 102   Aaa   2,150,320
                Participation (1992 Water Facilities Refinancing), 6.300%, 9/01/12

             The City of Los Angeles, California, Wastewater System Revenue Bonds, Series 1993-D:
  3,250,000     4.700%, 11/01/17                                                                     11/03 at 102   Aaa   2,938,943
 11,000,000     4.700%, 11/01/19                                                                     11/03 at 102   Aaa   9,840,820

  Principal                                                                                           Optional Call          Market
     Amount  Description                                                                              Provisions*   Ratings** Value
----------------------------------------------------------------------------------------------------------------------------------
             WATER/SEWER FACILITIES - continued

$ 5,440,000  City of Santa Monica, Wastewater Enterprise Revenue Bonds (Hyperion Project), 1993       1/04 at 102   Aaa  $4,831,046
                Refunding Series, 4.500%, 1/01/15

  5,000,000  Wheeler Ridge - Maricopa Water Storage District (Kern County, California), 1996 Water   11/06 at 102   Aaa   5,171,700
                Refunding Bonds, 5.700%, 11/01/15

  3,425,000  City of Woodland (Yolo County, California), Certificates of Participation (1992          3/03 at 100   Aaa   3,408,320
                Wastewater
                System Refunding Project), 5.500%, 3/01/18

----------------------------------------------------------------------------------------------------------------------------------
$133,425,000 Total Investments - (cost $127,595,661) - 97.6%                                                            140,154,122
============----------------------------------------------------------------------------------------------------------------------
             Temporary Investments in Short-Term Municipal Securities - 1.3%

$   500,000  California Health Facilities Financing Authority, Insured Revenue Bonds  (Sutter/CHS),              VMIG-1     500,000
                Variable Rate Demand Bonds, 3.400%, 7/01/22+

    500,000  California Pollution Control Financing Authority, Pollution Control Revenue Bonds (Shell            VMIG-1     500,000
                Oil Company Project), 1991 Series A, Variable Rate Demand Bonds, 3.350%, 10/01/08+

    300,000  Irvine Ranch Water District, Variable Rate Demand Bonds, 3.350%, 6/01/15+                           VMIG-1     300,000

    500,000  Orange County, Irvine Coast Assessment District, Series 88-1 Variable Rate Demand                   VMIG-1     500,000
                Bonds, 3.550%, 9/02/18+

-----------------------------------------------------------------------------------------------------------------------------------
$ 1,800,000  Total Temporary Investments - 1.3%                                                                           1,800,000
===========------------------------------------------------------------------------------------------------------------------------
             Other Assets Less Liabilities - 1.1%                                                                         1,616,596
-----------------------------------------------------------------------------------------------------------------------------------
             Net Assets - 100%                                                                                         $143,570,718
-----------------------------------------------------------------------------------------------------------------------============

All of the bonds in the portfolio, excluding temporary investments in short-term municipal securities, are either covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance, or are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, any of which ensure the timely payment of principal and interest.

* Optional Call Provisions (not covered by the report of independent auditors): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

** Ratings (not covered by the report of independent auditors): Using the higher of Standard & Poor's or Moody's rating.

+ The security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.

See accompanying notes to financial statements.

Nuveen Exchange Traded Funds
August 31, 1997 Annual Report
Portfolio of Investments
Nuveen Insured California Premium
Income Municipal Fund 2, Inc. (NCL)

  Principal                                                                                           Optional Call          Market
     Amount  Description                                                                              Provisions*   Ratings** Value
----------------------------------------------------------------------------------------------------------------------------------
             EDUCATIONAL FACILITIES - 13.0%

$ 5,000,000  California Educational Facilities Authority, Revenue Bonds (University of San           10/06 at 102   Aaa  $5,251,850
                Francisco), Series 1996, 6.000%, 10/01/26

 10,050,000  California Educational Facilities Authority, Revenue Bonds (Santa Clara University),     9/06 at 102   Aaa  10,280,346
                Series 1991, 5.750%, 9/01/21

             California State University, Housing System Revenue Bonds, Series 1996:
  2,655,000     5.700%, 11/01/13                                                                     11/05 at 102   Aaa   2,763,324
  2,000,000     5.800%, 11/01/17                                                                     11/05 at 102   Aaa   2,072,900

  3,000,000  The Regents of the University of California, Refunding Revenue Bonds (1989 Multiple     No Opt. Call   Aaa   3,755,070
                Purpose Projects), Series C, 10.000%, 9/01/02

  4,900,000  The Regents of the University of California, University of California, Housing System   11/03 at 102   Aaa   4,905,978
                Revenue Bonds, Series A, 5.500%, 11/01/18

  6,350,000  The Regents of the University of California, Refunding Revenue Bonds (Multiple Purpose   9/03 at 102   Aaa   6,251,258
                Projects), Series C, 5.000%, 9/01/12


-----------------------------------------------------------------------------------------------------------------------------------
             ESCROWED BONDS - 11.4%

  3,000,000  State Public Works Board of the State of California Lease Revenue Bonds (Department      9/00 at 102   Aaa   3,299,910
                of Corrections), 1990 Series A (State Prison - Madera County), 7.000%, 9/01/09
                (Pre-refunded to 9/01/00)

  8,000,000  Galt Community Facility District, Special Tax #88-1, 7.700%, 9/01/19 (Pre-refunded       9/98 at 102   Aaa   8,461,680
                to 9/01/98)

  1,000,000  Kern High School District (County of Kern, California), General Obligation Bonds,        8/03 at 102   Aaa   1,045,860
                Election of 1990, Series D, 5.600%, 8/01/15

  2,000,000  Transmission Agency of Northern California, California - Oregon Transmission         5/00 at 101 1/2   Aaa   2,174,020
                Project, Revenue Bonds, 1990 Series A, 7.000%, 5/01/24 (Pre-refunded to 5/01/00)

  4,320,000  County of Riverside, California, Single Family Mortgage Revenue Bonds (GNMA
                Mortgage-Backed Securities Program), Issue B of 1987, 8.625%, 5/01/16 (Alternative   No Opt. Call   Aaa   5,927,818
                Minimum Tax)

  5,000,000  Riverside County Transportation Commission, Sales Tax Revenue Bonds, 1991 Series A       6/01 at 102   Aaa   5,490,950
                (California), 6.500%, 6/01/09 (Pre-refunded to 6/01/01)

  2,500,000  City and County of San Francisco, General Purpose Sewer Revenue Bonds, Series 1991,     10/99 at 102   Aaa   2,672,325
                6.500%, 10/01/21 (Pre-refunded to 10/01/99)

  1,765,000  City of Torrance, Floating Rate Demand Hospital Revenue Bonds (Little Company of Mary   12/05 at 100   AAA   1,970,764
                Hospital), 1985 Series A, 7.100%, 12/01/15 (Pre-refunded to 12/01/05)


-----------------------------------------------------------------------------------------------------------------------------------
             GENERAL OBLIGATION BONDS - 10.4%

  2,100,000  State of California, General Obligation Bonds, Veterans Bonds, Series BA,               No Opt. Call   Aaa   2,357,943
                7.000%, 8/01/02

             State of California, Various Purpose General Obligation Bonds:
  3,000,000     6.500%, 9/01/06                                                                      No Opt. Call   Aaa   3,425,910
  1,000,000     6.750%, 2/01/08                                                                      No Opt. Call   Aaa   1,163,760
  5,500,000     5.750%, 11/01/17                                                                     11/02 at 102   Aaa   5,629,140

  Principal                                                                                           Optional Call          Market
     Amount  Description                                                                              Provisions*   Ratings** Value
----------------------------------------------------------------------------------------------------------------------------------
             GENERAL OBLIGATION BONDS - continued

$ 2,575,000  Calipatria Unified School District, Imperial County, California, 1996 Series A, General  8/06 at 102   Aaa  $2,660,876
                Obligation Bonds, 5.625%, 8/01/13

  3,000,000  Central Unified School District (Fresno County, California), General Obligation Bonds,   3/03 at 102   Aaa   3,039,360
                Election 1992, 5.625%, 3/01/18

  3,000,000  Escondido Union High School District, San Diego County, California, General Obligation  11/06 at 102   Aaa   3,186,330
                Bonds (1996 Election), 5.700%, 11/01/10

  1,000,000  City of Los Angeles, California, Unified School District, General Obligation Bonds,     No Opt. Call  Aaa   1,094,030
                1997 Series A, 6.000%, 7/01/15

  3,290,000  City and County of San Francisco, General Obligation Bonds, Various Purpose Bonds,       6/01 at 102   Aaa   3,358,333
                Series 1993, 5.500%, 6/15/11

  2,250,000  Santa Monica Community, College District (County of Los Angeles, California), General    7/05 at 102   Aaa   2,297,250
                Obligation Bonds, 1992 Election, Series B, 5.750%, 7/01/20

-----------------------------------------------------------------------------------------------------------------------------------
             HEALTH CARE FACILITIES - 3.7%

  5,000,000  California Health Facilities Financing Authority, Insured Health Facility Refunding      7/06 at 102   Aaa   5,243,300
                Revenue Bonds (Mark Twain St. Joseph's Healthcare Corporation), 1996 Series A,
                6.000%, 7/01/25

  1,450,000  California Health Facilities Financing Authority, Insured Health Facility Refunding      7/06 at 102   Aaa   1,520,557
                Revenue Bonds (Mark Twain St. Joseph's Healthcare), 1996 Series A, 6.000%, 7/01/19

  3,110,000  California Health Facilities Financing Authority, Hospital Revenue Refunding Bonds       1/99 at 101   Aaa   3,234,431
                (Sutter Health), Series 1989A, 6.700%, 1/01/13

-----------------------------------------------------------------------------------------------------------------------------------
             HOUSING FACILITIES - 5.4%

  1,500,000  California Housing Finance Agency, Home Mortgage Revenue Bonds, 1996 Series E,           2/06 at 102   Aaa   1,546,470
                6.150%, 8/01/25 (Alternative Minimum Tax)

  5,020,000  The Community Redevelopment Agency of the City of Los Angeles, California,               6/05 at 105   AAA   5,722,750
                Multifamily Housing Revenue Refunding Bonds, 1995 Series A (Angelus Plaza Project),
                7.400%, 6/15/10

  7,400,000  Housing Authority of the County of Santa Cruz, Tax-Exempt Multifamily Housing Revenue    5/03 at 102   Aaa   7,565,686
                Refunding Bonds, Series 1993A, (GNMA Collateralized - Meadowview Apartments),
                6.125%, 5/20/28

-----------------------------------------------------------------------------------------------------------------------------------
             LEASE RENTAL - 12.9%

  1,800,000  California Public School District Financing Authority, Lease Revenue Bonds (Richgrove    9/06 at 102   Aaa   1,866,708
                Elementary School District Projects), Series 1996B, 5.800%, 9/01/16

  3,935,000  Certificates of Participation (1991 Financing Project), County of Alameda, California,   9/06 at 102   Aaa   4,153,235
                Alameda County Public Facilities Corporation, 6.000%, 9/01/21

  7,985,000  County of Alameda, California, 1993 Refunding Certificates of Participation             12/03 at 102   Aaa   8,212,812
               (Santa Rita Jail Project), 5.700%, 12/01/14

  Principal                                                                                           Optional Call          Market
     Amount  Description                                                                              Provisions*   Ratings** Value
----------------------------------------------------------------------------------------------------------------------------------
             LEASE RENTAL - continued

$ 4,000,000  County of Contra Costa County, California (Merrithew Memorial Hospital Replacement      11/07 at 102   Aaa  $3,972,720
                Project), Refunding Series of 1997, 5.500%, 11/01/22

  2,135,000  Menifee Union School District (Riverside County, California), Certificates               9/06 at 102   Aaa   2,263,997
                of Participation (1996 School Project), 6.125%, 9/01/24

  9,000,000  City of Redlands, California, Certificates of Participation (1993 Refunding of 1986 and  9/03 at 102   Aaa   9,202,140
                1987 Projects), 5.800%, 9/01/17

  5,450,000  City of Visalia, California (Motor Vehicle License Fee Enhancement), Fisalia Public     12/06 at 102   Aaa   5,350,974
                Finance Authority, Series 1996A, 5.375%, 12/01/26

-----------------------------------------------------------------------------------------------------------------------------------
             OTHER REVENUE - 16.6%

  5,000,000  Community Redevelopment Agency of the City of Compton, California, Compton               8/05 at 102   Aaa   5,570,450
                Redevelopment Project, Refunding Tax Allocation Bonds, Series 1995A (Project Tax
                Revenues, Subventions and Housing Tax Revenues) (Insured/Tax Exempt),
                6.500%, 8/01/13

  3,000,000  Galt Schools Joint Powers Authority (Sacramento County, California), 1997 Refunding     11/07 at 102   Aaa   3,106,680
                Revenue Bonds, Series A (High School and Elementary School Facilities),
                5.875%, 11/01/24

  6,750,000  Los Angeles County, Metropolitan Transit Authority, Proposition C Sales Tax Revenue      7/03 at 102   Aaa   6,491,205
                Second Senior Bonds, Series 1993-B, 5.250%, 7/01/23

  5,585,000  Los Angeles County Transportation Commission (California), Sales Tax Revenue Refunding   7/01 at 102   Aaa   6,062,350
                Bonds, Series 1991-B, 6.500%, 7/01/13

  2,690,000  Norwalk Community Facilities Financing Authority (Los Angeles County, California), Tax   9/05 at 102   Aaa   2,845,132
                Allocation Refunding Revenue Bonds, 1995 Series A, 6.000%, 9/01/15

  1,930,000  Santa Margarita/Dana Point Authority, Orange County, California, Revenue Bonds Series   No Opt. Call   Aaa   2,283,846
                A (1994 Improvement Districts Nos. 1, 2, 2A and 8 General Obligation Bond Refinancing),
                7.250%, 8/01/05

             South Orange County, Public Financing Authority, Special Tax
             Revenue Bonds, 1994 Series C (Foothill Area):
  4,000,000     8.000%, 8/15/08                                                                      No Opt. Call   Aaa   5,096,800
  7,330,000     8.000%, 8/15/09                                                                      No Opt. Call   Aaa   9,429,972

  4,140,000  Redevelopment Agency of the City of Suisun City, Suisun City Redevelopment Project,     10/03 at 102   Aaa   4,265,939
                1993 Tax Allocation Refunding Bonds (County of Solano, California), 5.900%, 10/01/23

-----------------------------------------------------------------------------------------------------------------------------------
             TRANSPORTATION - 4.9%

  9,000,000  Airports Commission of the City and County of San Francisco, California, San Francisco   5/04 at 101   Aaa   9,442,530
                International Airport, Second Series Revenue Bonds, Issue 8B, 6.100%, 5/01/20

  3,750,000  City of San Jose, California, Airport Revenue Bonds, Series of 1993, 5.700%, 3/01/18     3/03 at 102   Aaa   3,763,613
                (Alternative Minimum Tax)

  Principal                                                                                           Optional Call          Market
     Amount  Description                                                                              Provisions*   Ratings** Value
----------------------------------------------------------------------------------------------------------------------------------
             UTILITIES - 5.6%

$ 3,215,000  Modesto Irrigation District Financing Authority, Refunding Revenue Bonds, Series A,     10/06 at 102   Aaa  $3,413,044
                6.000%, 10/01/15

 11,750,000  Turlock Irrigation District (California), Revenue Refunding Bonds, Series 1992-A,        7/02 at 100   Aaa  11,942,113
                5.750%, 1/01/18

-----------------------------------------------------------------------------------------------------------------------------------
             WATER/SEWER FACILITIES - 12.9%

  2,000,000  City of Barstow, California, Certificates of Participation (1994 Wastewater             10/04 at 102   Aaa   1,923,460
                Reclamation Improvement Project), 5.250%, 10/01/18

  3,530,000  Castaic Lake Water Agency (California), Refunding Revenue, Certificates of              No Opt. Call   Aaa   4,239,106
                Participation  (Water System Improvement Projects), Series 1994A, 8.000%, 8/01/04

  2,975,000  Chino Basin Regional Financing Authority Revenue Bonds, Series 1994 (Chino Basin         8/04 at 102   Aaa   3,125,714
                Municipal Water District Sewer System Project), 6.000%, 8/01/16

 13,000,000  The Metropolitan Water District of Southern California, Water Revenue Bonds, 1995        7/05 at 102   Aaa  13,273,000
                Series A, 5.750%, 7/01/21

  2,900,000  City and County of San Francisco, Sewer Revenue Refunding Bonds, Series 1992,           10/02 at 102   Aaa   2,916,732
                5.500%, 10/01/15

  4,000,000  South San Joaquin Irrigation District (San Joaquin County, California), 1993 Refunding   1/03 at 102   Aaa   4,023,640
                Revenue Certificates of Participation (1987 Project and 1992 Project), 5.500%, 1/01/15

  5,410,000  City of Tulare, California, 1996 Sewer Revenue Bonds, 5.750%, 11/15/21                  11/06 at 102   Aaa   5,535,186

----------------------------------------------------------------------------------------------------------------------------------
$247,995,000 Total Investments - (cost $251,865,719) - 96.8%                                                            263,143,277
============----------------------------------------------------------------------------------------------------------------------
             Temporary Investments in Short-Term Municipal Securities - 1.8%

$ 1,400,000  Irvine Ranch Water District, Consolidated Refunding Bonds, Series 1985-B, 1986 Capital                A-1+   1,400,000
                Improvement Project, Variable Rate Demand Bonds, 3.350%, 10/01/04+

  3,400,000  Irvine Ranch Water District, Consolidated Refunding Bonds Series A, Variable Rate                   VMIG-1   3,400,000
                Demand Bonds, 3.350%, 5/01/09+

-----------------------------------------------------------------------------------------------------------------------------------
$ 4,800,000  Total Temporary Investments - 1.8%                                                                           4,800,000
===========------------------------------------------------------------------------------------------------------------------------
             Other Assets Less Liabilities - 1.4%                                                                         3,939,408
-----------------------------------------------------------------------------------------------------------------------------------
             Net Assets - 100%                                                                                         $271,882,685
-----------------------------------------------------------------------------------------------------------------------============

All of the bonds in the portfolio, excluding temporary investments in short-term municipal securities, are either covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance, or are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, any of which ensure the timely payment of principal and interest.

* Optional Call Provisions (not covered by the report of independent auditors): Dates (month and year) and prices of the earliest optional call or redemption.

There may be other call provisions at varying prices at later dates.

** Ratings (not covered by the report of independent auditors):
Using the higher of Standard & Poor's or Moody's rating.

+ The security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.

Nuveen Exchange Traded Funds
August 31, 1997 Annual Report
Portfolio of Investments
Nuveen California Premium
Income Municipal Fund (NCU)

  Principal                                                                                           Optional Call          Market
     Amount  Description                                                                              Provisions*   Ratings** Value
----------------------------------------------------------------------------------------------------------------------------------
             EDUCATIONAL FACILITIES - 9.5%

$ 3,500,000  California Educational Facilities Authority, Revenue Bonds (University of Southern      10/99 at 102    AA $3,756,060
                California Project), Series 1989B, 6.750%, 10/01/15

  1,995,000  California State Public Works Board, Lease Revenue Bonds (Various California Community   3/06 at 102   Aaa  2,030,631
                College PJS), Series 1996A, 5.625%, 3/01/16

  3,200,000  State Public Works Board of the State of California, Lease Revenue Bonds (The Trustees  10/04 at 102     A  3,478,784
                of the California State University), 1994 Series A (Various California State University
                Projects), 6.375%, 10/01/14

  2,225,000  The Regents of the University of California, University of California Housing System    11/03 at 102   Aaa  2,227,715
                Revenue Bonds, Series A, 5.500%, 11/01/18


----------------------------------------------------------------------------------------------------------------------------------
             ESCROWED BONDS - 6.4%

  4,000,000  California State Public Works Board of the State of California, Lease Revenue Bonds     12/02 at 102   Aaa  4,503,400
                (Regents of the University of California), 1992 Series A (Various University of
                California Projects), 6.600%, 12/01/22 (Pre-refunded to 12/01/02)

  2,880,000  City of Torrance, Floating Rate Demand Hospital Revenue Bonds (Little Company of        12/05 at 100   AAA  3,215,750
                Mary Hospital), 1985 Series A, 7.100%, 12/01/15 (Pre-refunded to 12/01/05)


----------------------------------------------------------------------------------------------------------------------------------
             GENERAL OBLIGATION BONDS - 9.3%

             State of California, Various Purpose General Obligation Bonds:
  2,000,000     6.500%, 9/01/06                                                                      No Opt. Call   Aaa  2,283,940
  2,380,000     6.250%, 9/01/12                                                                      No Opt. Call    A1  2,673,930
  2,000,000     5.150%, 10/01/19                                                                     10/03 at 102    A1  1,925,860

  1,025,000  Calipatria Unified School District, Imperial County, California, 1996 Series A, General  8/06 at 102   Aaa  1,052,491
                Obligation Bonds, 5.800%, 8/01/20

  3,000,000  Pomona Unified School District, General Obligation Refunding Bonds, Series 1997-A,       8/11 at 103   Aaa  3,311,580
                6.150%, 8/01/15


----------------------------------------------------------------------------------------------------------------------------------
             HEALTH CARE FACILITIES - 9.1%

  4,000,000  California Statewide Communities Development Authority, Certificates of Participation,   8/02 at 102    A1  4,303,280
                (Cedars - Sinai Medical Center), 6.500%, 8/01/15

  1,500,000  ABAG Finance Authority for Nonprofit Corporations, Certificates of Participation        11/03 at 102    A1  1,443,495
                (Stanford University Hospital), California, Series 1993, 5.250%, 11/01/20

  2,000,000  City of Loma Linda California, Hospital Revenue Bonds (Loma Linda University Medical    12/03 at 102   BBB  2,083,760
                Center Project), Series 1993-A, 6.000%, 12/01/06

  1,355,000  Palomar Pomerado Health System, Insured Revenue Bonds, Series 1993, 5.000%, 11/01/13    11/03 at 102   Aaa  1,306,843

  2,000,000  Washington Township Hospital District, Revenue Bonds, Series 1993, 5.250%, 7/01/23       7/03 at 102    A2  1,915,360

  Principal                                                                                           Optional Call          Market
     Amount  Description                                                                              Provisions*   Ratings** Value
----------------------------------------------------------------------------------------------------------------------------------
             HOUSING FACILITIES - 21.2%

$ 4,305,000  California Housing Finance Agency, Single Family Mortgage Bonds II, 1997 Series A,       2/07 at 102   Aaa $4,404,833
                6.000%, 8/01/20 (Alternative Minimum Tax)

  1,000,000  California Housing Finance Agency, Home Mortgage Revenue Bonds, 1994 Series A,           8/04 at 102    Aa  1,055,170
                6.550%, 8/01/26

  1,000,000  California Housing Finance Agency, Home Mortgage Revenue Bonds, 1994 Series F-3,         8/05 at 102   Aaa  1,033,770
                6.100%, 8/01/15 (Alternative Minimum Tax)

  2,000,000  California Housing Finance Agency, Home Mortgage Revenue Bonds, 1997 Series B,           2/07 at 102   Aaa  2,058,220
                6.000%, 8/01/16 (Alternative Minimum Tax)

  2,470,000  California Rural Home Mortgage Finance Authority, Single Family Mortgage Revenue        No Opt. Call   AAA  2,783,073
                Bonds (Mortgage-Backed Securities Program), 1996 Series C, 7.500%, 8/01/27
                (Alternative Minimum Tax)

  9,000,000  The Community Redevelopment Agency of the City of Los Angeles, California, Multifamily   6/05 at 105   AAA 10,259,910
                Housing Revenue Refunding Bonds, 1995 Series A (Angelus Plaza Project),
                7.400%, 6/15/10

  4,000,000  City of Stanton Multifamily Housing Revenue Bonds (Continental Gardens Apartments),      8/07 at 102   AAA  4,110,040
                Series 1997, 5.625%, 8/01/29 (Alternative Minimum Tax) (Mandatory put 8/01/09)


----------------------------------------------------------------------------------------------------------------------------------
             LEASE RENTAL - 1.7%

  2,100,000  Sacramento City Finance Authority, Lease Revenue Refunding Bonds, Series 1993 B,        No Opt. Call    A1  2,099,832
                5.400%, 11/01/20


----------------------------------------------------------------------------------------------------------------------------------
             OTHER REVENUE - 6.2%

  2,000,000  Carson Redevelopment Agency (California), Redevelopment Project Area No. 2,             10/03 at 102   Baa  2,048,320
                Refunding Tax Allocation Bonds, Series 1993, 5.875%, 10/01/09

  1,760,000  Carson Redevelopment Agency (California), Redevelopment Project Area No. 1, Tax         10/03 at 102  Baa1  1,802,962
                Allocation Bonds, Series 1993, 5.625%, 10/01/08

  2,160,000  Community Redevelopment Financing Authority of the Community Redevelopment               6/03 at 102    Ba  2,061,094
                Agency of the City of Los Angeles, California, Grand Central Square, Multifamily
                Housing Bonds, 1993 Series A, 5.750%, 12/01/13 (Alternative Minimum Tax)

  1,500,000  City of Richmond, Limited Obligation Refunding Improvement Bonds, Reassessment           9/97 at 103   N/R  1,549,095
                District No. 855 (Atlas Road West and Interchange), 6.600%, 9/02/19


----------------------------------------------------------------------------------------------------------------------------------
             POLLUTION CONTROL FACILITIES - 0.9%

  1,000,000  California Pollution Control Financing Authority, Pollution Control Revenue Bonds       12/02 at 102   Aaa  1,067,350
                (Southern California Edison Company), 1992 Series B, 6.400%, 12/01/24 (Alternative
                Minimum Tax)

  Principal                                                                                           Optional Call          Market
     Amount  Description                                                                              Provisions*   Ratings** Value
----------------------------------------------------------------------------------------------------------------------------------
             TRANSPORTATION - 4.1%

$ 2,750,000  Airport Commission, City and County of San Francisco, California, San Francisco          5/04 at 102   Aaa $2,993,073
                International Airport, Second Series Revenue Bonds, Issue 5, 6.500%, 5/01/24
                (Alternative Minimum Tax)

  2,000,000  Airports Commission City and County of San Francisco, California, San Francisco
                International Airport, Second Series Revenue Bonds, Issue 10, 5.700%, 5/01/26         5/06 at 102   Aaa  2,018,920
                (Alternative Minimum Tax)


----------------------------------------------------------------------------------------------------------------------------------
             UTILITIES - 12.5%

  4,100,000  Imperial Irrigation District, California, Certificates of Participation (1994
                Electric System Project), 6.000%, 11/01/15                                           11/04 at 102   Aaa  4,287,821

  2,000,000  Department of Water and Power of The City of Los Angeles, Electric Plant Refunding       9/03 at 102   Aaa  1,949,440
                Revenue Bonds, Issue of 1993, 5.375%, 9/01/23

  3,560,000  Northern California Power Agency, Hydroelectric Project Number One, Revenue Bonds,      No Opt. Call   Aaa  4,565,771
                1992 Refunding Series A, 10.000%, 7/01/03

  1,500,000  City of Pasadena, Electric Works Revenue Bonds, 1990 Series, 7.000%, 8/01/09             8/00 at 102    A1  1,637,835

  1,095,000  Sacramento Municipal Utility District (California), Electric Revenue Bonds, 1993         5/03 at 102     A  1,121,630
                Series E, 5.700%, 5/15/12

  1,400,000  City of Santa Clara, California, Electric Revenue Bonds, Series 1991A, 6.250%, 7/01/13   7/01 at 102   Aaa  1,502,312

----------------------------------------------------------------------------------------------------------------------------------
             WATER/SEWER FACILITIES - 13.9%
  4,705,000  State of California, Department of Water Resources, Central Valley Project, Water    6/03 at 101 1/2    Aa  4,847,844
                System Revenue Bonds, Series L, 5.750%, 12/01/13

  1,000,000  Eastern Municipal Water District (Riverside County, California), Water and Sewer         7/01 at 101   Aaa  1,063,890
                Revenue Refunding Certificates of Participation, Series 1991A, 6.300%, 7/01/20

  1,000,000  City of Los Angeles, California, Wastewater System Revenue Bonds, Series 1992-B,         6/02 at 102   Aaa  1,074,660
                6.250%, 6/01/12

  3,515,000  City of Riverside, California, Sewer Refunding Revenue Bonds, Series 1993,              No Opt. Call   Aaa  4,153,148
                7.000%, 8/01/07

  1,000,000  City of Riverside, California, Water Revenue Bonds, Issue of 1991, 9.000%, 10/01/01     No Opt. Call    Aa  1,179,380

  3,100,000  City and County of San Francisco, Sewer Revenue Refunding Bonds, Series 1994,           10/02 at 102   Aaa  3,057,994
                5.375%, 10/01/16

  1,005,000  City of Santa Monica, Wastewater Enterprise Revenue Bonds (Hyperion Project), 1993      No Opt. Call   Aaa  1,412,476
                Refunding Series, 12.000%, 1/01/04

---------------------------------------------------------------------------------------------------------------------------------
$107,085,000 Total Investments - (cost $109,465,048) - 94.8%                                                           114,712,742
============---------------------------------------------------------------------------------------------------------------------

  Principal                                                                                           Optional Call          Market
     Amount  Description                                                                              Provisions*   Ratings** Value
----------------------------------------------------------------------------------------------------------------------------------

             Temporary Investments in Short-Term Municipal Securities - 4.1%

$ 1,200,000  California Health Facilities Financing Authority, Refunding Revenue Bonds (St. Joseph               VMIG-1 $1,200,000
                Health System), Series 1985B, Variable Rate Demand Bonds, 3.400%, 7/01/13+

    700,000  Certificates of Participation, California Statewide Communities Development Authority,              VMIG-1    700,000
                St. Joseph Health System Obligated Group, Variable Rate Demand Bonds,
                3.400%, 7/01/24+

    500,000  Irvine Ranch Water District, Consolidated Refunding Bonds, Series 1985-B, 1986 Capital                A-1+    500,000
                Improvement Project, Variable Rate Demand Bonds, 3.350%, 10/01/04+

    500,000  Irvine Ranch Water District, Consolidated Bonds, Series 1985-B, 1986 Capital                          A-1+    500,000
                Improvement Project, Variable Rate Demand Bonds, 3.350%, 10/01/09+

  1,500,000  Irvine Ranch Water District Consolidated Refunding Bonds, Series A, Variable Rate                   VMIG-1  1,500,000
                Demand Bonds, 3.350%, 5/01/09+

    600,000  City of Santa Ana, Multi-Modal Interchangeable Rate Health Facility Revenue Bonds                      A-1    600,000
                (Town and Country Manor Project), Series 1990, Variable Rate Demand Bonds,
                3.500%, 10/01/20+

-----------------------------------------------------------------------------------------------------------------------------------
$ 5,000,000  Total Temporary Investments - 4.1%                                                                           5,000,000
===========------------------------------------------------------------------------------------------------------------------------
             Other Assets Less Liabilities - 1.1%                                                                         1,282,621
-----------------------------------------------------------------------------------------------------------------------------------
             Net Assets - 100%                                                                                         $120,995,363
-----------------------------------------------------------------------------------------------------------------------============

* Optional Call Provisions (not covered by the report of independent auditors): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

** Ratings (not covered by the report of independent auditors):
Using the higher of Standard & Poor's or Moody's rating.

N/R - Investment is not rated.

+ The security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.

See accompanying notes to financial statements.

Statement of Net Assets
August 31, 1997
                                           Insured California  Insured California  California
                                               Premium Income  Premium Income 2    Premium Income
Assets
Investments in municipal securities, at market
   value (note 1)                                $140,154,122      $263,143,277      $114,712,742

Temporary investments in short-term municipal
   securities, at amortized cost, which
   approximates market value (note 1)               1,800,000         4,800,000         5,000,000

Cash                                                   17,470           348,694            53,719

Receivables:
   Interest                                         2,201,878         4,584,909         1,789,951
   Investments sold                                      --              65,000              --

Other assets                                            9,733             4,443             1,057
                                                 ------------      ------------      ------------
      Total assets                                144,183,203       272,946,323       121,557,469
                                                 ------------      ------------      ------------
Liabilities
Accrued expenses:
   Management fees (note 6)                            79,456           148,816            67,003
   Other                                               85,253           105,942           121,259

Preferred share dividends payable                      15,415            29,067            21,081

Common share dividends payable                        432,361           779,813           352,763
                                                 ------------      ------------      ------------
      Total liabilities                               612,485         1,063,638           562,106
                                                 ------------      ------------      ------------
Net assets (note 7)                              $143,570,718      $271,882,685      $120,995,363
                                                 ============      ============      ============
Preferred shares, at liquidation value           $ 45,000,000      $ 95,000,000      $ 43,000,000
                                                 ============      ============      ============
Preferred shares outstanding                            1,800             3,800             1,720
                                                 ============      ============      ============
Common shares outstanding                           6,405,350        12,577,707         5,735,977
                                                 ============      ============      ============
Net asset value per Common share outstanding
(net assets less Preferred shares at liquidation
   value, divided by Common shares outstanding)  $      15.39      $      14.06      $      13.60
                                                 ============      ============      ============

See accompanying notes to financial statements.

Statement of Operations
Year ended August 31, 1997
                                                                                             Insured
                                                                 Insured California       California      California
                                                                     Premium Income Premium Income 2  Premium Income
Investment Income
Tax-exempt interest income (note 1)                                    $  7,884,120     $ 14,698,381    $  6,675,243
                                                                       ------------     ------------    ------------
Expenses
   Management fees (note 6)                                                 914,428        1,718,856         771,851
   Preferred shares - auction fees                                          112,731          237,987         107,721
   Preferred shares - dividend disbursing agent fees                         13,641           19,043          12,758
   Shareholders' servicing agent fees and expenses                           14,821           21,806          10,325
   Custodian's fees and expenses                                             40,537           54,335          39,638
   Directors'/Trustees' fees and expenses (note 6)                            1,239            2,159           1,021
   Professional fees                                                         19,529           18,865          13,217
   Shareholders' reports - printing and mailing expenses                     30,114           64,266          33,161
   Stock exchange listing fees                                               16,192           24,295           5,311
   Investor relations expense                                                10,406           18,773           8,622
   Portfolio insurance expense                                               12,719           13,049            --
   Other expenses                                                            13,978           18,443          13,186
                                                                       ------------     ------------    ------------
      Total expenses                                                      1,200,335        2,211,877       1,016,811
                                                                       ------------     ------------    ------------
Net investment income                                                     6,683,785       12,486,504       5,658,432
                                                                       ------------     ------------    ------------

Realized and Unrealized Gain (Loss)
from Investments
 Net realized gain (loss) from investment
   transactions (notes 1 and 4)                                             193,918           (7,580)       (471,163)
Net change in unrealized appreciation or
   depreciation of investments                                            5,715,236        9,860,840       5,537,743
                                                                       ------------     ------------    ------------
Net gain from investments                                                 5,909,154        9,853,260       5,066,580
                                                                       ------------     ------------    ------------
Net increase in net assets from operations                             $ 12,592,939     $ 22,339,764    $ 10,725,012
                                                                       ============     ============    ============

See accompanying notes to financial statements.

Statement of Changes in Net Assets
                                                Insured California           Insured California               California
                                                  Premium Income              Premium Income 2              Premium Income
----------------------------------------------------------------------------------------------------------------------------------
                                             Year ended    Year ended      Year ended   Year ended     Year ended   Year ended
                                               8/31/97       8/31/96         8/31/97      8/31/96        8/31/97      8/31/96
----------------------------------------------------------------------------------------------------------------------------------
Operations
Net investment income                       $  6,683,785  $  6,730,275    $ 12,486,504 $ 12,507,290   $  5,658,432 $  5,645,423
Net realized gain (loss) from investment
   transactions (notes 1 and 4)                  193,918      (563,462)         (7,580)  (1,714,194)      (471,163)  (1,120,843)
Net change in unrealized appreciation or
   depreciation of investments                 5,715,236       662,762       9,860,840    4,801,344      5,537,743    2,668,037
                                            ------------  ------------    ------------ ------------   ------------ ------------
Net increase in net assets from operations    12,592,939     6,829,575      22,339,764   15,594,440     10,725,012    7,192,617
                                            ------------  ------------    ------------ ------------   ------------ ------------

Distributions to Shareholders (note 1)
From undistributed net investment income:
   Common shareholders                        (5,188,336)   (5,073,040)     (9,357,929)  (9,357,813)    (4,233,151)  (4,233,153)
   Preferred shareholders                     (1,443,769)   (1,470,134)     (2,950,385)  (3,013,164)    (1,365,049)  (1,394,718)
                                            ------------  ------------    ------------ ------------   ------------ ------------
Decrease in net assets from distributions
   to shareholders                            (6,632,105)   (6,543,174)    (12,308,314) (12,370,977)    (5,598,200)  (5,627,871)
                                            ------------  ------------    ------------ ------------   ------------ ------------

 Net increase in net assets                    5,960,834       286,401      10,031,450    3,223,463      5,126,812    1,564,746
Net assets at beginning of year              137,609,884   137,323,483     261,851,235  258,627,772    115,868,551  114,303,805
                                            ------------  ------------    ------------ ------------   ------------ ------------

Net assets at end of year                   $143,570,718  $137,609,884    $271,882,685 $261,851,235   $120,995,363 $115,868,551
                                            ============  ============    ============ ============   ============ ============

Balance of undistributed net investment
   income at end of year                    $    360,293  $    308,613    $    645,579 $    467,389   $    244,319 $    184,087
                                            ============  ============    ============ ============   ============ ============

See accompanying notes to financial statements.

Notes to Financial Statements
1. GENERAL INFORMATION AND SIGNI1/2CANT ACCOUNTING POLICIES
The California Funds (the "Funds") covered in this report and their corresponding stock exchange symbols are Nuveen Insured California Premium Income Municipal Fund, Inc. (NPC), Nuveen Insured California Premium Income Municipal Fund 2, Inc. (NCL) and Nuveen California Premium Income Municipal Fund
(NCU). Insured California Premium and Insured California Premium 2 are traded on the New York Stock Exchange while California Premium is traded on the American Stock Exchange.

Each Fund invests primarily in a diversified portfolio of municipal obligations issued by state and local government authorities within the state of California. The Funds are registered under the Investment Company Act of 1940 as closed-end, diversified management investment companies.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with generally accepted accounting principles.

Securities Valuation
The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Directors/Trustees.
When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

Securities Transactions
Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. The securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of their when-issued and delayed delivery purchase commitments. At August 31, 1997, there were no such purchase commitments Interest Income Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts on long-term debt securities when required for federal income tax purposes.

Income Taxes
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its tax-exempt net investment income, in addition to any significant amounts of net realized capital gains and/or market discount realized from investment transactions. The Funds currently consider significant net realized capital gains and/or market discount as amounts in excess of $.01 per Common share. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and California state income taxes, to retain such tax-exempt status when distributed to share holders of the Funds. All income dividends paid during the fiscal year ended August 31, 1997, have been designated Exempt Interest Dividends. Net realized capital gain and market discount distributions are subject to federal taxation.

Dividends and Distributions to Shareholders
Tax-exempt net investment income is declared as a dividend monthly and payment is made or reinvestment is credited to shareholder accounts on the first business day after month-end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryovers.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income, distributions in excess of net realized gains and/or distributions in excess of net ordinary taxable income from investment transactions, where applicable.

Preferred Shares
The Funds have issued and outstanding $25,000 stated value Preferred shares. Each Fund's Preferred shares are issued in one or more Series. The dividend rate on each Series may change every seven days, as set by the auction agent. The number of shares outstanding, by Series and in total, for each Fund is as follows:

                              Insured California  Insured California      California
                              Premium Income        Premium Income 2  Premium Income
Number of shares:
   Series M                      --                  --               1,720
   Series T                   1,800               1,900                  --
   Series Th                     --               1,900                  --
                              -----               -----               -----
Total                         1,800               3,800               1,720
                              =====               =====               =====

Insurance
Insured California Premium and Insured California Premium 2 invest in municipal securities which are either covered by insurance or are backed by an escrow or trust account containing sufficient U.S. Government or U.S. Government agency securities, both of which ensure the timely payment of principal and interest. Each insured municipal security is covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance. Such insurance does not guarantee the market value of the municipal securities or the value of the Funds' shares. Original Issue Insurance and Secondary Market Insurance remain in effect as long as the municipal securities covered thereby remain outstanding and the insurer remains in business, regardless of whether the Funds ultimately dispose of such municipal securities. Consequently, the market value of the municipal securities covered by Original Issue Insurance or Secondary Market Insurance may reflect value attributable to the insurance. Portfolio Insurance is effective only while the municipal securities are held by the Funds. Accordingly, neither the prices used in determining the market value of the underlying municipal securities nor the net asset value of the Funds' shares include value, if any, attributable to the Portfolio Insurance. Each policy of the Portfolio Insurance does, however, give the Funds the right to obtain permanent insurance with respect to the municipal security covered by the Portfolio Insurance policy at the time of its sale.

Derivative Financial Instruments
The Funds may invest in transactions in certain derivative financial instruments including futures, forward, swap, option contracts, and other financial instruments with similar characteristics. Although the Funds are authorized to invest in such financial instruments, and may do so in the future, they did not make any such investments during the fiscal year ended August 31, 1997.

Use of Estimates
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.


2. FUND SHARES
There were no share transactions for the fiscal year ended August 31, 1997, nor during the fiscal year ended August 31, 1996, in any of the Funds.


3. DISTRIBUTIONS TO COMMON SHAREHOLDERS
On September 2, 1997, the Funds declared Common share dividend distributions from their tax-exempt net investment income which were paid October 1, 1997, to shareholders of record on September 15, 1997, as follows:

                              Insured California  Insured California   California
                              Premium Income      Premium Income 2     Premium Income
Dividend per share            $.0675              $.0620               $.0615
                              ======              ======               ======

4. SECURITIES TRANSACTIONS
Purchases and sales (including maturities) of investments in municipal securities and temporary municipal investments during the fiscal year ended August 31, 1997, were as follows:

                                                 Insured California          Insured California        California
                                                 Premium Income              Premium Income 2          Premium Income
Purchases:
   Investments in municipal securities           $13,407,554                 $63,031,175               $51,016,174
   Temporary municipal investments                 7,900,000                  38,000,000                22,365,000

Sales and Maturities:
   Investments in municipal securities            12,142,490                  65,953,010                52,069,592
   Temporary municipal investments                 8,600,000                  38,810,000                19,965,000
                                                 ===========                 ===========               ===========
At August 31, 1997, the identified cost of investments owned for federal income tax purposes was the same as the cost for financial reporting purposes for each
Fund.

At August 31, 1997, the Funds had unused capital loss carryovers available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryovers will expire as follows:

                                                 Insured California          Insured California       California
                                                 Premium Income              Premium Income 2         Premium Income
Expiration year:
   2001                                          $   10,001                  $     --                 $      --
   2002                                                  --                        --                  1,175,783
   2003                                           2,373,250                   3,896,131                1,893,938
   2004                                             228,384                   4,345,091                2,742,449
   2005                                             373,309                   1,283,948                1,049,994
                                                 ----------                  ----------               ----------
Total                                            $2,984,944                  $9,525,170               $6,862,164
                                                 ==========                  ==========               ==========

5. UNREALIZED APPRECIATION (DEPRECIATION)
Gross unrealized appreciation and gross unrealized depreciation of investments at August 31, 1997, were as follows:

                                                 Insured California          Insured California       California
                                                 Premium Income              Premium Income 2         Premium Income
Gross unrealized:
   appreciation                                  $12,558,461                 $11,277,558              $5,346,600
   depreciation                                  --                          --                          (98,906)
                                                 -----------                 -----------              ----------
Net unrealized appreciation                      $12,558,461                 $11,277,558              $5,247,694
                                                 ===========                 ===========              ==========

6. MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Under the Funds' investment management agreements with Nuveen Advisory Corp. (the "Adviser"), a wholly owned subsidiary of The John Nuveen Company, each Fund pays an annual management fee, payable monthly, at the rates set forth below, which are based upon the average daily net asset value of each Fund as follows:

Average daily net asset value                         Management fee
For the first $125 million                            .6500 of 1%
For the next $125 million                             .6375 of 1
For the next $250 million                             .6250 of 1
For the next $500 million                             .6125 of 1
For the next $1 billion                               .6000 of 1
For net assets over $2 billion                        .5875 of 1

The fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Funds pay no compensation directly to those Directors/Trustees who are affiliated with the Adviser or to their officers, all of whom receive remuneration for their services to the Funds from the Adviser.

7. COMPOSITION OF NET ASSETS
At August 31, 1997, net assets consisted of:

                                                 Insured California          Insured California       California
                                                 Premium Income              Premium Income 2         Premium Income
Preferred shares, $25,000 stated value per
   share, at liquidation value                   $ 45,000,000                $ 95,000,000             $ 43,000,000
Common shares, $.01 par value per share                64,054                     125,777                   57,360
Paid-in surplus                                    88,572,854                 174,386,019               79,655,809
Balance of undistributed net investment income        360,293                     645,579                  244,319
Accumulated net realized gain (loss) from
   investment transactions                         (2,984,944)                 (9,552,248)              (7,209,819)
Net unrealized appreciation of investments         12,558,461                  11,277,558                5,247,694
                                                 ------------                ------------             ------------
   Net assets                                    $143,570,718                $271,882,685             $120,995,363
                                                 ============                ============             ============

Authorized shares:
   Common                                         200,000,000                 200,000,000                Unlimited
   Preferred                                        1,000,000                   1,000,000                Unlimited
                                                 ============                ============             ============

Financial Highlights
Ghosted Photo of family at poolside

Financial Highlights
Selected data for a common share outstanding throughout each period is as follows:
                                                                                                     Dividends from tax-exempt
                                                                Operating performance                   net investment income
                                       Net asset                             Net realized
                                           value                 Net       and unrealized
                                       beginning          investment           gain (loss)          To Common        To Preferred
                                       of period              income     from investments        Shareholders        Shareholders+
Insured California Premium Income
Year ended 8/31:
     1997                                 $14.46               $1.04               $  .93              $(.81)               $(.23)
     1996                                  14.41                1.05                  .02               (.79)                (.23)
     1995                                  13.72                1.05                  .73               (.83)                (.26)
     1994                                  15.31                1.07                (1.61)              (.85)                (.20)
11/19/92 to
     8/31/93                               14.05                 .64                 1.45               (.50)                (.11)
Insured California Premium Income 2
Year ended 8/31:
     1997                                  13.27                 .99                  .77               (.74)                (.23)
     1996                                  13.01                1.00                  .24               (.74)                (.24)
     1995                                  12.75                1.02                  .30               (.79)                (.27)
     1994                                  14.57                1.02                (1.85)              (.82)                (.17)
3/18/93 to
     8/31/93                               14.05                 .25                  .65               (.19)                (.02)
California Premium Income
Year ended 8/31:
     1997                                  12.70                 .99                  .89               (.74)                (.24)
     1996                                  12.43                 .98                  .27               (.74)                (.24)
     1995                                  12.01                1.00                  .47               (.77)                (.28)
     1994                                  14.47                 .97                (2.26)              (.82)                (.17)
6/18/93 to
     8/31/93                               14.05                 .08                  .44                 --                   --
                                         Distributions from
                                            capital gains
                                                                   Organization and
                                                                 offering costs and                    Per common           Total
                                                                    Preferred share      Net asset          share      investment
                                       To Common    To Preferred       underwriting          value   market value       return on
                                    Shareholders   Shareholders+          discounts  end of period  end of period  market value**
Insured California Premium Income
Year ended 8/31:
     1997                                   $--             $--                $--          $15.39       $14.5000          10.69%
     1996                                    --              --                 --           14.46        13.8750           15.39
     1995                                    --              --                 --           14.41        12.7500            4.67
     1994                                    --              --                 --           13.72        13.0000          (10.88)
11/19/92 to
     8/31/93                                 --              --               (.22)          15.31        15.5000            6.80
Insured California Premium
 Income 2
Year ended 8/31:
     1997                                    --              --                 --           14.06        13.5000           14.36
     1996                                    --              --                 --           13.27        12.5000           15.36
     1995                                    --              --                 --           13.01        11.5000            3.55
     1994                                    --              --                 --           12.75        11.8750          (15.01)
3/18/93 to
     8/31/93                                 --              --               (.17)          14.57        14.8750             .49
California Premium Income
Year ended 8/31:
     1997                                    --              --                 --           13.60        13.1250           17.16
     1996                                    --              --                 --           12.70        11.8750           17.51
     1995                                    --              --                 --           12.43        10.7500            3.65
     1994                                  (.02)             --               (.16)          12.01        11.1250          (20.07)
6/18/93 to
     8/31/93                                 --              --               (.10)          14.47        14.8750            (.83)

                                                                                Ratios/Supplemental data
                                                                                                  Ratio of net
                                                                                 Ratio of           investment
                                     Total return          Net assets         expenses to            income to      Portfolio
                                           on net       end of period             average              average       turnover
                                      asset value**     (in thousands)         net assets++         net assets++         rate
Insured California Premium Income
Year ended 8/31:
     1997                                  12.30%           $143,571                 .85%               4.74%             9%
     1996                                   5.83             137,610                 .85                4.81              9
     1995                                  11.68             137,323                 .89                5.10             24
     1994                                  (4.99)            132,806                 .85                4.94             29
11/19/92 to
     8/31/93                               12.73             142,812                 .88*               4.45*            20

Insured California Premium Income 2
Year ended 8/31:
     1997                                  11.82             271,883                 .83                4.67             24
     1996                                   7.76             261,851                 .83                4.73             27
     1995                                   8.80             258,628                 .84                5.11             24
     1994                                  (7.07)            255,244                 .84                4.80             24
3/18/93 to
     8/31/93                                5.11             277,948                 .86*               3.46*            --

California Premium Income
Year ended 8/31:
     1997                                  13.20             120,995                 .86                4.76             44
     1996                                   8.15             115,869                 .88                4.83             25
     1995                                  10.53             114,304                1.05                5.08             26
     1994                                 (11.51)             69,710                 .95                4.79             40
6/18/93 to
     8/31/93                                2.99              51,487                1.19*               3.33*            --

*   Annualized.
** Total Investment Return on Market Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in stock price per share. Total Return on Net Asset Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in net asset value per share. Total returns are not annualized.
+   The amounts shown are based on Common share equivalents.
++ Ratios do not reflect the effect of dividend payments to Preferred shareholders.

Fund Information

Board of Directors
Robert P. Bremmer
Lawrence H. Brown
Anthony T. Dean
Anne E. Impellizzeri
Peter R. Sawers
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale


Fund Manager
Nuveen Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606


Custodian
The Chase Manhattan Bank
4 New York Plaza
New York, NY 10004-2413


Legal Counsel
Fried, Frank, Harris,
Shriver & Jacobson
Washington, D.C.


Independent Auditors
Ernst & Young LLP
Chicago, Illinois

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

(continued from inside front cover)
before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.


Flexibility
You may, of course, change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you withdraw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee.

You can also reinvest if your shares are registered in the name of a brokerage firm, bank, or other nominee. Just ask your investment adviser if the firm will participate on your behalf. If not, it's easy to have the shares registered in your name and to apply for a reinvestment account directly. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial adviser or call us toll-free at (800) 257-8787.

Serving Investors for Generations

Photo of: John Nuveen, Sr.

Since our founding in 1898, John Nuveen &Co. has been synonymous with investments that withstand the test of time. Today, we offer a broad range of investments designed for mature investors whose portfolios are the principal source of their ongoing financial security. More than 1.3 million investors have trusted Nuveen to help them maintain the lifestyle they currently enjoy.

A value investing approach - purchasing securities of strong companies and communities that represent good long-term value - is the cornerstone of Nuveen's investment philosophy. It is a careful, long-term strategy that offers the potential for attractive returns with moderated risk. Successful value investing begins with in-depth research and a discerning eye for marketplace opportunity. Nuveen's team of investment professionals is backed by the discipline, resources and expertise of almost a century of investment experience, including one of the most recognized research departments in the industry.

To meet the unique circumstances and financial planning needs of mature investors, Nuveen offers a wide array of equity and fixed-income mutual funds, unit trusts, exchange-traded funds, individual managed account services, and cash management products, including many that generate tax-free income.

To find out more about how Nuveen investment products and services can help you preserve your financial security, talk with your financial adviser, or call us at (800) 257-8787 for more information, including a prospectus where applicable. Please read that information carefully before you invest.

NUVEEN LOGO

John Nuveen &Co. Incorporated
333 West Wacker Drive
Chicago, IL60606-1286
(800) 257-8787
www.nuveen.com

FAN-2-8.97